UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2013

WASTE CONNECTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

COMMISSION FILE NO. 1-31507

94-3283464

(I.R.S. Employer Identification No.)

Waterway Plaza Two, 10001 Woodloch Forest Drive, Suite 400, The Woodlands, TX, 77380

(Address of principal executive offices) (Zip code)

(832) 442-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

During our earnings conference call on April 25, 2013, we highlighted the following outlook for the second quarter 2013.

(Dollar amounts are approximations)

For the second quarter of the year, we estimate our revenue to be between $480 million to $482 million. We estimate organic growth to be between 0.5% and 1%, with the components as follows: net pricing growth to be almost 3%, volume growth to be between negative 1.0% and negative 1.5%, and recycling, intermodal and other growth to be down 1%. Adjusted EBITDA is estimated to be between $164 million and $165 million, reflecting a margin of about 34.2%. Depreciation and amortization expense is estimated to be about 12.6% of revenue. Amortization of intangibles expense is estimated to be about $6.2 million, or about $0.03 per diluted share. Operating income is estimated to be about 21.6% of revenue. We expect net interest expense to be approximately $19 million. We expect our effective tax rate to be about 39.2%. Noncontrolling interests expense is estimated to be $200,000. We expect our fully diluted share count to be approximately 124 million shares.

These estimates assume no change in the current economic environment and exclude the impact of any additional acquisitions that may close during the period, expensing of acquisition-related transaction costs and any remaining costs incurred in connection with the relocation of our corporate headquarters from California to Texas, including a charge for the write-down of our prior corporate office lease.

Adjusted EBITDA is considered a non-GAAP financial measure, and is provided supplementally because it is widely used by investors as a performance and valuation measure in the solid waste industry. Management uses adjusted EBITDA as one of the principal measures to evaluate and monitor the ongoing financial performance of our operations. We define adjusted EBITDA as income before income tax provision, plus interest expense, plus depreciation and amortization expense, plus closure and post-closure accretion expense, plus or minus any loss or gain on disposal of assets, less other income. This measure is not a substitute for, and should be used in conjunction with, GAAP financial measures. Other companies may calculate this measure differently.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this report are forward-looking in nature, including statements related to: expected operating performance, including pricing growth and E&P activity; expected acquisitions activity and newly permitted E&P waste facilities, the impact of the relocation of the Company’s corporate headquarters from Folsom, California to The Woodlands, Texas and our second quarter 2013 outlook. These statements can be identified by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” or “anticipates,” or the negative thereof or comparable terminology, or by discussions of strategy. Factors that could cause actual results to differ from those projected include, but are not limited to, the following: (1) our acquisitions may not be successful, which may reduce the anticipated benefit from acquired businesses; (2) a portion of our growth and future financial performance depends on our ability to integrate acquired businesses into our organization and operations; (3) our indebtedness could adversely affect our financial condition and limit our financial flexibility; (4) competition for acquisition candidates, consolidation within the waste industry and economic and market conditions may limit our ability to grow through acquisitions; (5) our industry is highly competitive and includes larger and better capitalized companies, companies with lower prices, return expectations or other advantages, and governmental service providers, which could adversely affect our ability to compete and our operating results; (6) we may lose contracts through competitive bidding, early termination or governmental action; (7) price increases may not be adequate to offset the impact of increased costs or may cause us to lose volume; (8) economic downturns adversely affect operating results; (9) our results are vulnerable to economic conditions and seasonal factors affecting the regions in which we operate; (10) the E&P waste disposal business depends on oil and gas prices and the level of drilling and production activity in the basins in which we operate;(11) we have limited experience in running an E&P waste treatment, recovery and disposal business; (12) our E&P waste business is dependent upon the willingness of our customers to outsource their waste management activities; (13) changes in laws or government regulations regarding hydraulic fracturing could increase our customers’ costs of doing business and reduce oil and gas production by our customers, which could adversely impact our business; (14) our E&P waste business could be adversely affected by changes in laws regulating E&P waste; (15) we may be subject in the normal course of business to judicial, administrative or other third party proceedings that could interrupt or limit our operations, require expensive remediation, result in adverse judgments, settlements or fines and create negative publicity; (16) increases in the price of diesel fuel may adversely affect our collection business and reduce our operating margins; (17) increases in labor and disposal and related transportation costs could impact our financial results; (18) efforts by labor unions could divert management attention and adversely affect operating results; (19) we could face significant withdrawal liability if we withdraw from participation in one or more multiemployer pension plans in which we participate and the accrued pension benefits are not fully funded; (20) increases in insurance costs and the amount that we self-insure for various risks could reduce our operating margins and reported earnings; (21) each business that we acquire or have acquired may have liabilities or risks that we fail or are unable to discover, including environmental liabilities; (22) liabilities for environmental damage may adversely affect our financial condition, business and earnings; (23) our accruals for our landfill site closure and post-closure costs may be inadequate; (24) the financial soundness of our customers could affect our business and operating results; (25) we depend significantly on the services of the members of our senior, regional and district management team, and the departure of any of those persons could cause our operating results to suffer; (26) our decentralized decision-making structure could allow local managers to make decisions that adversely affect our operating results; (27) we may incur charges related to capitalized expenditures of landfill development projects, which would decrease our earnings; (28) because we depend on railroads for our intermodal operations, our operating results and financial condition are likely to be adversely affected by any reduction or deterioration in rail service; (29) our financial results could be adversely affected by impairments of goodwill or indefinite-lived intangibles; (30) our financial results are based upon estimates and assumptions that may differ from actual results; (31) the adoption of new accounting standards or interpretations could adversely affect our financial results; (32) pending or future litigation or governmental proceedings could result in material adverse consequences, including judgments or settlements; and (33) if we are not able to develop and protect intellectual property, or if a competitor develops or obtains exclusive rights to a breakthrough technology, our financial results may suffer. These risks and uncertainties, as well as others, are discussed in greater detail in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. There may be additional risks of which we are not presently aware or that we currently believe are immaterial which could have an adverse impact on our business. We make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances that may change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE CONNECTIONS, INC.

	BY:	/s/ Worthing F. Jackman
Date: April 25, 2013		Worthing F. Jackman,
Executive Vice President and Chief Financial Officer